UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2003
                                                          -------------

                                  HAUSER, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

          Delaware                      0-17174                  84-0926801
     ------------------             ----------------            ------------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)

840 Apollo Street, Suite 209
   El Segundo, California                                              90245
  ------------------------                                             -----
(Address of principal executive offices)                              Zip Code


Registrant's telephone number, including area code:               (310) 648-7881
                                                                  --------------

Registrant's Former Address:                         20710 S. Alameda Street
                                               Long Beach, California 90810-1107
                                               ---------------------------------

Item 5. Other Events.

     On July 15, 2003, Hauser, Inc., a Delaware corporation (the "Company"), and its wholly owned subsidiaries filed the monthly operating report for the month ended June 30, 2003 with the Office of the United States Trustee (the "Trustee") pursuant to Bankruptcy Rule 2015 and the Trustee's Financial Reporting Requirements for Chapter 11 Cases (the "June Trustee's Report"). Pursuant to Rule 202 of Regulation S-T and the Company's continuing hardship exemption, the Company has manually filed with the Securities and Exchange Commission a copy of the June Trustee's Report under cover of Form SE.

Item 7. Financial Statements and Exhibits.

     99.1 Monthly Operating Report for the month ended June 30, 2003, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 15, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HAUSER, INC.

Dated: July 25, 2003                    By: /s/ Kenneth C. Cleveland
                                            ------------------------------
                                            Name:  Kenneth C. Cleveland
                                            Title: President and Chief Executive
                                                   Officer

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

       99.1 Monthly Operating Report for the month ended June 30, 2003, filed pursuant to Rule 202 of Regulation S-T and a continuing hardship exemption dated May 15, 2003.